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                                                                    EXHIBIT 10.1


                               FIRST AMENDMENT TO
                         REVOLVING CREDIT LOAN AGREEMENT


         THIS FIRST AMENDMENT (hereinafter referred to as the "Amendment") is made as of the 15th day of February, 2003, by and between SYSTEMONE TECHNOLOGIES INC., a Florida corporation (hereinafter referred to as the "Borrower"), and HANSA FINANCE LIMITED LIABILITY COMPANY, a Delaware limited liability company (hereinafter referred to as the "Lender").

                                   WITNESSETH:

         WHEREAS, the Borrower and the Lender are parties to that certain Revolving Credit Loan Agreement dated as of November 30, 2000 (hereinafter referred to as the "Original Credit Agreement") and in connection therewith the Borrower issued to the Lender a revolving credit note in the principal amount of up to $5,000,000 (hereinafter referred to as the "Note"); and

         WHEREAS, the Borrower and the Lender desire to amend the Original Credit Agreement to extend the Maturity Date (as defined in the Original Credit Agreement) from May 30, 2003 to May 30, 2005.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Article I, Section 1.1 (xxxvi) of the Original Credit Agreement is hereby amended by deleting Article I, Section 1.1 (xxxvi) in its entirety and substituting therefor a new Article I, Section 1.1 (xxxvi) to read as follows:

            (xxxvi) The term "Maturity Date" shall mean the earlier of (i) the date the Lender demands payment of the Revolving Credit Loan in accordance with the Loan Documents after the occurrence of an Event of Default, or (ii) May 30, 2005, unless extended in writing by the Lender in its sole and absolute discretion.

      2. Exhibit A to the Original Credit Agreement is hereby deleted in its entirety and Exhibit A annexed hereto is hereby substituted therefor.

      3. Except as specifically amended hereby, the Original Credit Agreement is and remains unmodified and in full force and effect and is hereby ratified and confirmed.


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      4. Contemporaneously with the execution of this Amendment: (a) the Lender shall deliver the Note to the Borrower; (b) the Borrower shall cancel the Note; and (c) the Borrower shall deliver to the Lender, in substitution for the Note, a new promissory note, in the form of Exhibit A hereto, which shall be registered in the name of the Lender (with the date of each advance made by the Lender to the Borrower, and the amount of each, appropriately inserted therein). For purposes of the Loan Documents (as defined in the Original Credit Agreement), and each of them, the note issued and delivered pursuant to this Amendment shall for all purposes substitute for the Note.

      5. This Amendment shall be deemed a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

      6. This Amendment may be executed in counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                        SYSTEMONE TECHNOLOGIES INC.


                                        By: /s/ Paul I. Mansur
                                            ------------------------------------
                                            Paul I. Mansur
                                            Chief Executive Officer


                                HANSA FINANCE LIMITED LIABILITY COMPANY

                                        By: Hansabel Partners LLC

                                        By: Hanseatic Corporation


                                        By: /s/ Paul A. Biddelman
                                            ------------------------------------
                                            Paul A. Biddelman


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